--------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                      NEW ENGLAND
                        INTERNATIONAL EQUITY FUND

                                [graphic omitted]

                                      WHERE
                                     THE BEST
                                       MINDS
                                      MEET(R)

-------------
JUNE 30, 1999
-------------

--------------------------------------------------------------------------------

                                                                     AUGUST 1999
--------------------------------------------------------------------------------

[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"MOST INVESTMENT PROFESSIONALS I KNOW AGREE THAT PROPER ASSET ALLOCATION IS A BEDROCK PRINCIPLE OF SOUND INVESTING."
--------------------------------------------------------------------------------


Dear Shareholder,
Performance results for the New England Family of Funds were driven mainly by two important changes that took place in our financial markets during the first half of 1999. First, the long, upward climb of large-capitalization stocks slowed dramatically as attention turned to stocks with more reasonable valuations. Then, bond investors grew fearful that our persistently strong economy would lead the Federal Reserve Board to impose higher interest rates. Your manager's commentary on the following pages details how these trends affected your fund's strategy and performance.

As I watch investments come in and out of favor, I'm reminded of the importance of asset allocation - the practice of dividing your portfolio among different kinds of stocks and bonds. The idea is to own more or less of each investment type according to your feelings about risk and your investment time horizon. Most investment professionals I know agree that proper asset allocation is a bedrock principle of sound investing. In addition to broadening diversification, it seeks to avoid exposure to narrow market segments and can help reduce volatility.

While a diversified portfolio may have given solid returns during the past year, many investors were disappointed when they compared those returns to the performance of large-company growth stocks or to the soaring returns of Internet stocks. Suddenly, investors were asking: Is asset allocation dead?

Certainly not! Like so much in life, market cycles are inevitable. Different categories of investments will be popular at different times, and a sensible asset allocation program can help you as market trends change.

I know it can be tempting to jump on a bandwagon and go after "easy money." But I encourage you, instead, to maintain a rational, long-term perspective and to consult your financial representative regularly to review and fine-tune your investments, including a well-diversified asset allocation program.

Thank you for your continued interest. We look forward to helping you achieve your long-term financial objectives.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO

--------------------------------------------------------------------------------
                      NEW ENGLAND INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                                        INVESTMENT RESULTS THROUGH JUNE 30, 1999
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since New England International Equity Fund's inception on 5/21/92, compared to the EAFE Index over the same period. The data points from the graph are as follows:]

                    MAY 1992 (INCEPTION) THROUGH JUNE 1999

                               NET          MAXIMUM             MORGAN
                              ASSET          SALES              STANLEY
                             VALUE(1)      CHARGE(2)             EAFE(5)
        ---------------------------------------------------------------
            5/92             $10,000        $ 9,425             $10,000
            6/92             $ 9,685        $ 9,128             $ 9,529
            6/93             $11,025        $10,391             $11,501
            6/94             $13,137        $12,381             $13,491
            6/95             $13,145        $12,389             $13,754
            6/96             $14,673        $13,830             $15,627
            6/97             $14,688        $13,843             $17,684
            6/98             $14,331        $13,507             $18,812
            6/99             $14,635        $13,793             $20,302

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception dates, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      NEW ENGLAND INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                     AVERAGE ANNUAL TOTAL RETURNS -- 6/30/99
--------------------------------------------------------------------------------------------

CLASS A (Inception 5/21/92)          6 MONTHS      1 YEAR        5 YEARS    SINCE INCEPTION
Net Asset Value(1), (4)                2.2%          0.5%          1.9%          5.5%
With Maximum Sales Charge(2), (4)     -3.6          -5.3           0.7           4.6
--------------------------------------------------------------------------------------------

CLASS B (Inception 9/13/93)          6 MONTHS      1 YEAR        5 YEARS    SINCE INCEPTION
Net Asset Value(1), (4)                1.9%         -0.3%          1.2%          2.4%
With CDSC(3), (4)                     -3.1          -5.1           0.8           2.3
--------------------------------------------------------------------------------------------

CLASS C (Inception 12/30/94)          6 MONTHS      1 YEAR         SINCE INCEPTION
Net Asset Value(1), (4)                1.9%         -0.2%               1.5%
With CDSC(3), (4)                      0.9          -1.2                1.5
--------------------------------------------------------------------------------------------

CLASS Y (Inception 9/9/93)           6 MONTHS      1 YEAR        5 YEARS    SINCE INCEPTION
Net Asset Value(1), (4)                2.6%          1.2%          2.6%          3.9%
--------------------------------------------------------------------------------------------

                                                                             SINCE        SINCE      SINCE     SINCE
                                                                             FUND'S       FUND'S     FUND'S    FUND'S
                                                                             CLASS A      CLASS B    CLASS C   CLASS Y
COMPARATIVE PERFORMANCE             6 MONTHS       1 YEAR       5 YEARS      INCEPT.      INCEPT.    INCEPT.   INCEPT.
MSCI EAFE(5)                          4.1%          7.9%          8.5%        10.5%         9.2%       9.7%      9.2%
Lipper International Average(6)       7.4           4.8           8.9         10.2          9.6       10.2       9.4
Morningstar Foreign Stock Average(7)  8.6           5.6           8.9          9.9          9.9       10.7       9.9
--------------------------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

 Notes to Charts

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes the reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) The Fund waived certain fees and expenses during the period indicated and the Fund's return would have been lower had these fees not been waived.

(5) The Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an unmanaged, market weighted value index of the performance of 1,032 companies (as of 12/31/98) representing stock markets in Europe, Australia, New Zealand and the Far East. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(6) Lipper International Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 5/28/92. Class B and Class Y since inception returns are calculated from 9/30/93.

(7) Morningstar Foreign Stock Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 5/31/92. Class B and Y since inception returns are calculated from 9/30/93.

--------------------------------------------------------------------------------
                     NEW ENGLAND INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
[Photo of Paul H. Drexler]

Paul H. Drexler
Loomis, Sayles & Company, L.P.

Q. How did New England International Equity Fund perform over the past six months?

For the six-month period ending June 30, 1999, the Fund's Class A shares produced a return of 2.2% based on net asset value. This return includes a $0.32 per share increase. For the same period, the Fund's benchmark, the MSCI EAFE Index, returned 4.1% and the Lipper International Average generated a 7.4% return.

Q. How would you describe the international investment environment during the period?

There has been a gradual return of confidence from the emerging market crisis of last summer and fall. Foreign markets bounced back sharply in the fourth quarter of 1998, and they've moved ahead at a moderate pace in the first half of this year. What's particularly encouraging is that a "bottom" seems to have been reached in Japan and the emerging markets in Asia.

      YOUR FUND'S COUNTRY MIX -- 6/30/99
-----------------------------------------
                                   % OF
 COUNTRY                          ASSETS
-----------------------------------------
 1.  JAPAN                        22.0
 2.  UNITED KINGDOM               13.3
 3.  FRANCE                       11.7
 4.  GERMANY                       7.1
 5.  CANADA                        5.5
 6.  SPAIN                         5.2
 7.  SWEDEN                        3.2
 8.  AUSTRALIA                     3.0
 9.  THAILAND                      2.9
10.  HUNGARY                       2.4

Portfolio holdings and asset allocations will vary.

However, in Europe, the new euro currency is down about 11.5% compared to the dollar since its inception on January 1, 1999, reflecting weak economic growth in that area. When we invest in a European stock, our dollars are converted into euros for the duration of our investment. If the euro depreciates compared to the dollar during that time, then our investment returns are weakened accordingly.

Q. How did you manage the Fund in this environment?

The Fund emphasizes value investing -- purchasing stocks that we believe are inexpensive relative to the market and to the underlying company's potential earnings growth. The value style of investing was out of favor until the second quarter of 1999, and that penalized performance relative to our benchmark. The euro's weakness naturally had a negative effect on performance as well. However, our policy is not to hedge currency -- we believe that we can offer more value by picking stocks than by forecasting currencies, which have been cyclical.

We raised our exposure in Japan from 7% on December 31, 1998 to 22% on June 30, 1999, roughly the same as the Fund's benchmark, the MSCI EAFE Index. This decision made a positive contribution to performance. For example, Fujitsu Support & Services, a Japanese computer service company, was a big contributor to the positive performance of the Fund.

Q. Where have you found opportunity in Europe?

Within the Continent, France is the home of many attractive international companies, and currently represents 11.7% of the portfolio. For example, our investment in Pechiney, an aluminum producer and packager, performed well as investor preference shifted to value from growth. In the United Kingdom, shares of British Airways became inexpensive due to increased competition along the North Atlantic route. We believe the company can increase profit margins as it shifts its emphasis from tourists to business class passengers. In the United Kingdom, we also own BP Amoco, which was the first of the big oil mergers in recent years. The company has achieved significant cost-savings from the combination. The United Kingdom represents 13.3% of the portfolio as of June 30, 1999, compared to 12.9% as of December 31, 1998.

Q. Where else have you found attractive investments?

About 5.5% of the portfolio is invested in Canada, a market that many interna-tional investors overlook because of its proximity to the United States Our investment in Bombardier, a Canadian manufacturer of jet aircraft, has performed very well as the Asian economic crisis has receded. Additionally, about 4.6% of the portfolio is invested in dollar-denominated fixed-income securities issued primarily by emerging market companies. We believe that this method of investing in these markets helps manage risk.

Q. What is your outlook for the next few months?

We are extremely optimistic, especially with the rebounding economies in Japan and the rest of Asia. In addition, we believe that the business climate in Europe is getting better. Because the international sector has underperformed U.S. stocks, valuations are very attractive, especially considering their excellent growth prospects and improving profit-ability.

               YOUR FUND'S 10 LARGEST INVESTMENTS -- 6/30/99
------------------------------------------------------------
                                                       % OF
 COMPANY                                              ASSETS
------------------------------------------------------------
 1.  NTT MOBILE COMMUNICATIONS NETWORK, INC.           2.4
 2.  SONY CORPORATION                                  2.3
 3.  SIEMENS AG                                        2.1
 4.  AIR LIQUIDE                                       2.0
 5.  NIPPON TELEGRAPH & TELEPHONE                      1.9
 6.  BRITISH PETROLEUM                                 1.9
 7.  NEC CORPORATION                                   1.9
 8.  CANON, INCORPORATED                               1.7
 9.  KAO CORPORATION                                   1.7
10.  PECHINEY                                          1.7

Portfolio holdings and asset allocations will vary.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

This Fund invests in foreign and emerging market securities, which may be affected by currency fluctuations, higher volatility and limited liability than U.S. securities. Political, economic and information risks are also associated with foreign securities. Investing in small-cap companies involves greater risk than is customarily associated with more established companies. The Fund invests in high yielding securities. Investing in lower rated, higher yielding bonds may involve greater risk. These investments may also be affected by the conversion of the currency of several European economies to the "euro" currency. These risks may increase share price volatility. See the Fund's prospectus for details.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of June 30, 1999
(unaudited)

COMMON STOCK -- 84.7% OF TOTAL NET ASSETS

    SHARES    DESCRIPTION                                        VALUE (A)
---------------------------------------------------------------------------
              AUSTRALIA -- 3.0%
    75,000    Foodland Associates ............................ $    478,435
   140,000    Leighton Holdings ..............................      546,027
   235,000    Southcorp Holdings, Ltd. .......................      947,771
                                                               ------------
                                                                  1,972,233
                                                               ------------
              BELGIUM -- 1.0%
     7,000    CBR Cimenteries ................................      643,663
                                                               ------------
              BRAZIL -- 0.3%
 2,400,000    SABESP .........................................      191,132
                                                               ------------
              CANADA -- 5.5%
    50,000    Bombardier, Inc. ...............................      764,007
    12,250    Canadian National Railway Co. ..................      822,767
    26,000    Imperial Oil, Ltd. .............................      494,397
    11,400    Nortel Networks Corp. ..........................      975,484
    43,000    Petro Canada ...................................      586,961
                                                               ------------
                                                                  3,643,616
                                                               ------------
              FRANCE -- 11.7%
     8,437    Air Liquide ....................................    1,326,336
    12,000    Banque Nationale de Paris ......................      999,512
     6,700    Cie de St. Gobain ..............................    1,067,085
    28,500    CSF Thomson ....................................      990,080
     1,200    Hachette Filipacchi Medias .....................      278,948
    26,100    Pechiney .......................................    1,121,408
    14,000    Pernod Ricard ..................................      938,074
    15,000    Renault S.A ....................................      652,528
     2,000    Zodiac S.A .....................................      436,256
                                                               ------------
                                                                  7,810,227
                                                               ------------
              GERMANY -- 7.1%
     6,400    DaimlerChrysler AG .............................      554,185
    14,000    Douglas Holding AG .............................      627,788
    30,000    Man AG .........................................    1,023,634
     2,500    Mannesmann AG EUR ..............................      373,683
    18,000    Siemens AG .....................................    1,387,937
    13,100    Veba AG ........................................      769,736
                                                               ------------
                                                                  4,736,963
                                                               ------------
              HUNGARY -- 2.4%
   150,000    Matav ..........................................      810,308
    19,000    OTP Bank .......................................      791,765
                                                               ------------
                                                                  1,602,073
                                                               ------------
              ITALY -- 1.3%
   145,000    ENI ............................................      865,450
                                                               ------------
              JAPAN -- 22 0%
    40,000    Canon, Inc. ....................................    1,150,698
   100,000    Daiwa House ....................................    1,052,327
    65,000    Fuji Bank, Ltd. ................................      453,501
    51,000    Fujitsu ........................................    1,026,577
     6,000    Fujitsu Support & Service, Inc. ................      908,655
    55,000    Hitachi, Ltd. ..................................      516,037
    12,000    Ito-Yokado Company, Ltd. .......................      803,505
    40,000    Kao Corp. ......................................    1,124,246
   135,000    Komatsu, Ltd. ..................................      862,652
   100,000    NEC Corp. ......................................    1,244,110
       110    Nippon Telegraph & Telephone ...................    1,282,136
        24    NTT Mobile Communications Network, Inc. ........      325,370
        96    NTT Mobile Communications Network, Inc., New ...    1,285,608
    14,000    Sony Corp. .....................................    1,510,292
    50,000    Sumitomo Bank ..................................      620,402
    11,000    Takeda Chemical Industries .....................      510,126
                                                               ------------
                                                                 14,676,242
                                                               ------------
              NETHERLANDS -- 1.3%
    20,000    Randstad Hldgs NV ..............................      880,346
                                                               ------------
              NEW ZEALAND -- 0.0%
    22,963    Nuplex Industries ..............................       33,799
                                                               ------------
              NORWAY -- 1 1%
   210,000    Christiania Bank ...............................      754,140
                                                               ------------
              PHILIPPINES -- 0.7%
    50,000    Metro Bank & Trust Co. .........................      499,343
                                                               ------------
              PORTUGAL-- 1.3%
    18,000    BPI ............................................      377,600
     8,094    BPI Sgps S.A ...................................      169,794
    53,219    Engil Sgps .....................................      286,374
                                                               ------------
                                                                    833,768
                                                               ------------
              SOUTH KOREA -- 0.9%
     3,600    Korea Telecom (ADR) ............................      144,000
     9,000    Samsung Display Devices, Co. ...................      489,849
                                                               ------------
                                                                    633,849
                                                               ------------
              SPAIN -- 5.2%
    34,000    Acerinox S.A ...................................      993,637
    32,555    Azucarera Ebro Agriculture .....................      498,021
    12,500    Mapfre Vida Seguro .............................      356,932
    45,975    Repsol S.A .....................................      938,388
    15,500    Sol Melia S.A ..................................      654,306
                                                               ------------
                                                                  3,441,284
                                                               ------------
              SWEDEN -- 3.2%
    22,000    Atlas Copco AB .................................      599,953
    15,000    Ericsson Telefoniaktiebolag Series B ...........      481,506
    47,000    Sandvik AB .....................................    1,040,876
                                                               ------------
                                                                  2,122,335
                                                               ------------
              SWITZERLAND -- 1.5%
     1,000    Adecco S.A .....................................      535,657
     1,500    Sika Finanz AG .................................      447,560
                                                               ------------
                                                                    983,217
                                                               ------------
              THAILAND -- 1.9%
    35,000    Advanced Infomation Services ...................      474,576
   112,000    Siam Commercial Bank ...........................      159,458
   112,000    Siam Commercial Bank, Warrants .................       72,136
   180,000    Thai Farmers Bank ..............................      556,474
                                                               ------------
                                                                  1,262,644
                                                               ------------
              UNITED KINGDOM -- 13.3%
    42,000    Allied Irish Banks plc .........................      556,101
    48,000    BAA plc ........................................      462,510
    22,500    Barclays plc ...................................      654,341
   151,000    British Aerospace ..............................      982,997
   115,745    British Airways plc ............................      799,101
    70,000    British Petroleum ..............................    1,253,434
    60,000    Commercial Union ...............................      863,943
    43,000    Diageo plc .....................................      451,745
   250,000    Lasmo ..........................................      563,509
    54,500    SmithKline Beecham plc .........................      708,722
    34,000    Smiths Industries ..............................      451,249
    57,000    Vodafone Group plc .............................    1,121,281
                                                               ------------
                                                                  8,868,933
                                                               ------------
              Total Common Stock (Identified Cost $53,844,967)   56,455,257
                                                               ------------

BONDS AND NOTES -- 4.6%

PRINCIPAL
 AMOUNT
---------------------------------------------------------------------------
              ARGENTINA -- 1.5%
$  300,000    Multicanal S.A., 10.500%, 4/15/2018 ............      228,000
   915,000    Perez Companc S.A., 144A, 8.125%, 7/15/2007 ....      777,750
                                                               ------------
                                                                  1,005,750
                                                               ------------
              BRAZIL -- 1 2%
 1,195,280    Federal Republic of Brazil, 8.000%, 4/15/2014 ..      770,955
                                                               ------------
              INDONESIA -- 0.3%
   175,000    Pindo Deli Finance Mauritius, Ltd.,
                 11.750%, 10/01/2017 .........................      115,937
   175,000    Pindo Deli Finance Mauritius, Ltd.,
                 10.875%, 10/01/2027 .........................      106,313
                                                               ------------
                                                                    222,250
                                                               ------------
              THAILAND -- 1.0%
   640,000    Total Access Communications, 2.000%, 5/31/2006 .      633,600
                                                               ------------
              VENEZUELA -- 0.6%
   650,000    Republic of Venezuela, 9.250%, 9/15/2027 .......      423,345
                                                               ------------
              Total Bonds and Notes
               (Identified Cost $3,535,283)...................    3,055,900
                                                               ------------

SHORT TERM INVESTMENT -- 10.4%
---------------------------------------------------------------------------
  6,891,000   Repurchase Agreement with State Street Corp.
               dated 6/30/99 at 4.000% to be repurchased
               at $6,891,766 on 7/01/99, collateralized by
               $6,250,000 U.S. Treasury Bond, 7.500%,
               due 11/15/16 valued at $7,031,250 .............    6,891,000
                                                               ------------
              Total Short Term Investment
               (Identified Cost $6,891,000) ..................    6,891,000
                                                               ------------
              Total Investments-- 99.7%
               (Identified Cost $64,271,250) (b) .............   66,402,157
                  Other assets less liabilities ..............      225,372
                                                               ------------
              Total Net Assets-- 100%                          $ 66,627,529
                                                               ============

 (a)   See Note 1a of Notes to Financial Statements.
 (b)   Federal Tax Information:
       At June 30, 1999 the net unrealized appreciation on
       investments based on cost of $64,271,250 for federal
       income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value
         over tax cost ....................................... $  5,866,229
       Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax cost
         over value ..........................................   (3,746,451)
                                                               ------------
       Net unrealized appreciation.                            $  2,119,778
                                                               ============

EUR  Euro
ADR An American Depository Receipt (ADR) is a certificate issued by a U.S. Bank respresenting the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
144A Securities exempt from registration under Rule 144A of the Securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $777,750 or 1.2% of net assets.

         Ten Largest Industry Holdings at June 30, 1999

         Banks                      9.7%    Petroleum Refining          4.2%
         Electrical and Electronic  8.7     Transportation Equipment    3.4
         Construction               7.3     Transportation Services     3.3
         Telephone Communication    7.0     Hotels                      3.0
         Machinery                  6.0     Oil and Gas Extraction      2.9

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

June 30, 1999
(unaudited)

ASSETS
 Investments at value
  (Identified cost $64,271,250) ...........                  $   66,402,157
 Cash .....................................                             945
 Foreign currency at value
  (Identified cost $147,192) ..............                         146,396
 Collateral for securities loaned, at value                       6,433,070
 Receivable for:
  Fund shares sold ........................                         159,784
  Securities sold .........................                           1,769
  Dividends and interest ..................                         179,853
  Tax reclaims ............................                          63,243
                                                             --------------
                                                                 73,387,217

LIABILITIES
 Payable for:
  Collateral for securities loaned,
   at value ............................... $6,433,070
  Securities purchased ....................        108
  Fund shares redeemed ....................    135,829
  Withholding Taxes .......................     11,495
 Accrued expenses:
  Management fees .........................     77,880
  Deferred trustees' fees .................     12,461
  Accounting and administrative ...........      5,128
  Other expenses ..........................     83,717
                                             ---------
                                                                  6,759,688
                                                             --------------
NET ASSETS ................................                  $   66,627,529
                                                             ==============
 Net Assets consist of:
  Capital paid in .........................                  $   63,547,558
  Undistributed (overdistributed) net
   investment income ......................                        (255,524)
  Accumulated net realized gains (losses) .                       1,215,717
  Unrealized appreciation (depreciation)
   on investments and foreign currency
   transactions - net .....................                       2,119,778
                                                             --------------

NET ASSETS ................................                  $   66,627,529
                                                             ==============
  Computation of net asset value and
  offering price:
  Net asset value and redemption price of
  Class A shares ($43,348,907 / 2,973,139
  shares of beneficial interest) ..........                  $        14.58
                                                             ==============
  Offering price per share
  (100 / 94.25 of $14.58) .................                  $        15.47*
                                                             ==============
  Net asset value and offering price of
  Class B shares ($16,740,580 / 1,175,391
  shares of beneficial interest) ..........                  $        14.24**
                                                             ==============
  Net asset value and offering price of
  Class C shares ($638,738 / 44,716 shares
  of beneficial interest) .................                  $        14.28**
                                                             ==============
  Net asset value, offering and redemption
  price of Class Y shares
  ($5,899,304 / 398,052 shares of
  beneficial interest) ....................                  $        14.82
                                                             ==============

 *   Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME
 Dividends (net of foreign taxes
   of $109,734) ...........................                  $      641,052
 Interest .................................                         346,553
 Securities lending fees ..................                          14,226
                                                             --------------
                                                                  1,001,831

Expenses
  Management fees ......................... $ 300,455
  Service fees - Class A ..................    53,264
  Service and distribution fees - Class B .    88,910
  Service and distribution fees - Class C .     3,692
  Trustees' fees and expenses .............     4,377
  Accounting and administrative ...........    15,796
  Custodian ...............................   100,671
  Transfer agent ..........................   219,761
  Audit and tax services ..................    23,300
  Legal ...................................     3,745
  Printing ................................    14,832
  Registration ............................    14,944
  Miscellaneous ...........................     5,203
                                            ---------
Total expenses ............................   848,950
                                            ---------
 Less expenses waived by the investment
  adviser and sub-adviser .................  (128,728)              720,222
                                            ---------        --------------
 Net investment income                                              281,609
                                                             --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Realized gain (loss) on:
 Investments -- net ....................... 2,795,909
 Foreign currency transactions -- net .....   (14,392)
                                            ---------
 Total realized gain (loss) on investments
    and foreign currency transactions ..... 2,781,517
                                            ---------
Unrealized appreciation (depreciation) on:
 Investments-- net ........................(1,329,317)
 Foreign currency transactions-- net ......   (15,699)
                                            ---------
 Total unrealized appreciation
  (depreciation) on investments
  and foreign currency transactions .......(1,345,016)
                                            ---------
Net gain (loss) on investment transactions                        1,436,501
                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS .............................                  $    1,718,110
                                                             ==============


                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(unaudited)

                                                                 SIX MONTHS
                                                YEAR ENDED         ENDED
                                               DECEMBER 31,       JUNE 30,
                                                  1998              1999
                                              --------------    --------------
FROM OPERATIONS
 Net investment income ....................   $      704,144    $      281,609
 Net realized gain (loss) on investments
  and foreign currency transactions .......          953,025         2,781,517
  Net unrealized appreciation (depreciation)
   on investments and foreign currency
   transactions ...........................        4,841,006        (1,345,016)
                                              --------------    --------------
 Increase (decrease) in net assets
   from operations ........................        6,498,175         1,718,110
                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A .................................       (1,443,354)                0
  Class B .................................         (329,056)                0
  Class C .................................          (14,123)                0
  Class Y .................................         (226,291)                0
 Net realized gain on investments
  Class A .................................         (915,212)                0
  Class B .................................         (390,840)                0
  Class C .................................          (16,782)                0
  Class Y .................................         (102,559)                0
                                              --------------    --------------
                                                  (3,438,217)                0
                                              --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS .      (18,064,404)       (8,743,588)
                                              --------------    --------------
Total increase (decrease) in net assets ...      (15,004,446)       (7,025,478)

NET ASSETS
 Beginning of the period ..................       88,657,453        73,653,007
                                              --------------    --------------
 End of the period ........................   $   73,653,007    $   66,627,529
                                              ==============    ==============

UNDISTRIBUTED (OVERDISTRIBUTED) NET
 INVESTMENT INCOME
 End of the period ........................   $     (537,133)   $     (255,524)
                                              ==============    ==============

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

(unaudited)
                                                                                  CLASS A
                                            -----------------------------------------------------------------------------------
                                                                                                                     SIX MONTHS
                                                           YEAR ENDED DECEMBER 31,                                     ENDED
                                            -----------------------------------------------------------------          JUNE 30,
                                              1994          1995          1996          1997          1998              1999
                                            ---------     ---------     ---------     ---------     ---------         ---------
Net Asset Value, Beginning of the Period .. $   14.85     $   15.50     $   16.13     $   16.31     $   14.06         $   14.26
                                            ---------     ---------     ---------     ---------     ---------         ---------
Income From Investment Operations
Net Investment Income (Loss) ..............      0.00          0.27          0.02(b)       0.09(b)       0.15(b)           0.07(b)
Net Realized and Unrealized Gain
 (Loss) on Investments ....................      1.19          0.63          0.51         (1.25)         0.77              0.25
                                            ---------     ---------     ---------     ---------     ---------         ---------
Total From Investment Operations ..........      1.19          0.90          0.53         (1.16)         0.92              0.32
                                            ---------     ---------     ---------     ---------     ---------         ---------
Less Distributions
Dividends From Net Investment Income ......      0.00         (0.27)        (0.02)         0.00         (0.23)             0.00
Dividends in Excess of Net
 Investment Income ........................      0.00          0.00          0.00          0.00         (0.21)             0.00
Distributions From Net Realized
 Capital Gains ............................     (0.53)         0.00         (0.33)        (1.05)        (0.19)             0.00
Distributions in Excess of Net Realized
  Gains ...................................      0.00          0.00          0.00         (0.04)        (0.09)             0.00
Distributions From Paid-in Capital ........     (0.01)         0.00          0.00          0.00          0.00              0.00
                                            ---------     ---------     ---------     ---------     ---------         ---------
Total Distributions .......................     (0.54)        (0.27)        (0.35)        (1.09)        (0.72)             0.00
                                            ---------     ---------     ---------     ---------     ---------         ---------
Net Asset Value, End of the Period ........ $   15.50     $   16.13     $   16.31     $   14.06     $   14.26         $   14.58
                                            =========     =========     =========     =========     =========         =========
Total Return (%) (a) ......................       8.1           5.8           3.3          (7.6)          6.7               2.2
Ratio of Operating Expenses to
 Average Net Assets (%) (c) ...............      1.75          1.75          1.75          1.75          1.91              2.00(d)
Ratio of Net Investment Income to
 Average Net Assets (%) ...................      0.01          1.24          0.14          0.62          1.04              1.00(d)
Portfolio Turnover Rate (%) ...............       123           119            59           154           105               156
Net Assets, End of the Period (000) ....... $ 142,917     $ 136,848     $ 109,773     $  57,845     $  47,444         $  43,349

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles &
Company, L.P. became the subadviser to the Fund.

(a)  A sales charge is not reflected in total return calculations.

(b)  Per share net investment income has been calculated using the average shares outstanding during the period.
(c) The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations described in Note 4 to the Financial Statements
    would have been (%) ...................      1.79          1.83          1.79          2.14          2.25              2.25(d)
(d) Computed on an annualized basis.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                                        FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

(unaudited)

                                                                                  CLASS B
                                            -----------------------------------------------------------------------------------
                                                                                                                     SIX MONTHS
                                                           YEAR ENDED DECEMBER 31,                                     ENDED
                                            -----------------------------------------------------------------          JUNE 30,
                                              1994          1995          1996          1997          1998              1999
                                            ---------     ---------     ---------     ---------     ---------         ---------
Net Asset Value, Beginning of the Period .. $   14.81     $   15.35     $   15.93     $   16.00     $   13.71         $   13.98
                                            ---------     ---------     ---------     ---------     ---------         ---------
Income From Investment Operations
Net Investment Income (Loss) ..............      0.00          0.19         (0.10)(b)     (0.03)(b)      0.04(b)           0.02(b)
Net Realized and Unrealized Gain
 (Loss) on Investments ....................      1.08          0.58          0.50         (1.17)         0.75              0.24
                                            ---------     ---------     ---------     ---------     ---------         ---------
Total From Investment Operations ..........      1.08          0.77          0.40         (1.20)         0.79              0.26
                                            ---------     ---------     ---------     ---------     ---------         ---------
Less Distributions
Dividends From Net Investment Income ......      0.00         (0.19)         0.00          0.00         (0.12)             0.00
Dividends in Excess of Net Investment
  Income ..................................      0.00          0.00          0.00          0.00         (0.12)             0.00
Distributions From Net Realized
  Capital Gains ...........................     (0.53)         0.00         (0.33)        (1.05)        (0.19)             0.00
Distributions in Excess of Net
  Realized Gains ..........................      0.00          0.00          0.00         (0.04)        (0.09)             0.00
Distributions From Paid-in Capital ........     (0.01)         0.00          0.00          0.00          0.00              0.00
                                            ---------     ---------     ---------     ---------     ---------         ---------
Total Distributions .......................     (0.54)        (0.19)        (0.33)        (1.09)        (0.52)             0.00
                                            ---------     ---------     ---------     ---------     ---------         ---------
Net Asset Value, End of the Period ........ $   15.35     $   15.93     $   16.00     $   13.71     $   13.98         $   14.24
                                            =========     =========     =========     =========     =========         =========
Total Return (%) (a) ......................       7.3           5.0           2.5          (8.0)          5.8               1.9
Ratio of Operating Expenses to
 Average Net Assets (%) (c) ...............      2.50          2.50          2.50          2.50          2.66              2.75(d)
Ratio of Net Investment Income (Loss)
 to Average Net Assets (%) ................     (0.74)         0.49         (0.61)        (0.13)         0.29              0.25(d)
Portfolio Turnover Rate (%) ...............       123           119            59           154           105               156
Net Assets, End of the Period (000) ....... $  41,601     $  52,895     $  45,974     $  25,216     $  19,797         $  16,741

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles &
Company, L.P. became the subadviser to the Fund.
(a)  A contingent deferred sales charge is not reflected in total return calculations.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations described in Note 4 to the Financial Statements
    would have been (%) ...................      2.54          2.58          2.54          2.89          3.00              3.00(d)
(d)  Computed on an annualized basis.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------------
                                           FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------

(unaudited)
                                                                              CLASS C
                                                -------------------------------------------------------------------
                                                                                                         SIX MONTHS
                                                              YEAR ENDED DECEMBER 31,                      ENDED
                                                ----------------------------------------------------      JUNE 30,
                                                  1995         1996           1997           1998           1999
                                                ---------    ---------      ---------      ---------      ---------
Net Asset Value, Beginning of the Period ....   $   15.35    $   15.96      $   16.03      $   13.74      $   14.02
                                                ---------    ---------      ---------      ---------      ---------
Income From Investment Operations
Net Investment Income (Loss) ................        0.19        (0.10)(b)      (0.03)(b)       0.05(b)
                                                                                                               0.01(b)
Net Realized and Unrealized Gain (Loss)
 on Investments .............................        0.61         0.50          (1.17)          0.75           0.25
                                                ---------    ---------      ---------      ---------      ---------
Total From Investment Operations ............        0.80         0.40          (1.20)          0.80           0.26
                                                ---------    ---------      ---------      ---------      ---------
Less Distributions
Dividends From Net Investment Income ........       (0.19)        0.00           0.00          (0.12)
                                                                                                               0.00
Dividends in Excess of Net Investment Income         0.00         0.00           0.00          (0.12)
                                                                                                               0.00
Distributions From Net Realized Capital Gains        0.00        (0.33)         (1.05)         (0.19)
                                                                                                               0.00
Distributions in Excess of Net Realized Gains        0.00         0.00          (0.04)         (0.09)
                                                                                                               0.00
                                                ---------    ---------      ---------      ---------      ---------
Total Distributions .........................       (0.19)       (0.33)         (1.09)         (0.52)          0.00
                                                ---------    ---------      ---------      ---------      ---------
Net Asset Value, End of the Period ..........   $   15.96    $   16.03      $   13.74      $   14.02      $   14.28
                                                =========    =========      =========      =========      =========
Total Return (%) (a) ........................         5.2          2.5           (8.0)           5.9            1.9
Ratio of Operating Expenses
 to Average Net Assets(%)(c) ................        2.50         2.50           2.50           2.66           2.75(d)
Ratio of Net Investment Income (Loss)
 to Average Net Assets (%) ..................        0.49        (0.61)         (0.13)          0.29           0.25(d)
Portfolio Turnover Rate (%) .................         119           59            154            105            156
Net Assets, End of the Period (000) .........   $   1,066    $     850      $     843      $     860      $     639

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles &
Company, L.P. became the subadviser to the Fund.
(a) A contingent deferred sales charge is not reflected in total return calculations.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations described in Note 4 to the Financial
    Statements would have been (%) ..........        2.58         2.54           2.89           3.00           3.00(d)
(d)  Computed on an annualized basis.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                                            FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

(unaudited)

                                                                                  CLASS Y
                                            -----------------------------------------------------------------------------------
                                                                                                                     SIX MONTHS
                                                                 YEAR ENDED DECEMBER 31,                                ENDED
                                            -----------------------------------------------------------------          JUNE 30,
                                              1994          1995          1996          1997          1998              1999
                                            ---------     ---------     ---------     ---------     ---------         ---------
Net Asset Value, Beginning of the Period .. $   14.86     $   15.64     $   16.25     $   16.48     $   14.35         $   14.45
                                            ---------     ---------     ---------     ---------     ---------         ---------
Income From Investment Operations
Net Investment Income (Loss) ..............      0.00          0.42          0.11(a)       0.19(a)       0.25(a)
                                                                                                                           0.12(a)
Net Realized and Unrealized Gain
 (Loss) on Investments ....................      1.32          0.60          0.54         (1.23)         0.77              0.25
                                            ---------     ---------     ---------     ---------     ---------         ---------
Total From Investment Operations ..........      1.32          1.02          0.65         (1.04)         1.02              0.37
                                            ---------     ---------     ---------     ---------     ---------         ---------
Less Distributions
Dividends From Net Investment Income ......      0.00         (0.41)        (0.09)         0.00         (0.33)             0.00
Dividends in Excess of Net Investment
  Income ..................................      0.00          0.00          0.00          0.00         (0.31)             0.00
Distributions From Net Realized
  Capital Gains ...........................     (0.53)         0.00         (0.33)        (1.05)        (0.19)             0.00
Distributions in Excess of Net Realized
  Gains ...................................      0.00          0.00          0.00         (0.04)        (0.09)             0.00
Distributions From Paid-in Capital ........     (0.01)         0.00          0.00          0.00          0.00              0.00
                                            ---------     ---------     ---------     ---------     ---------         ---------
Total Distributions .......................     (0.54)        (0.41)        (0.42)        (1.09)        (0.92)             0.00
                                            ---------     ---------     ---------     ---------     ---------         ---------
Net Asset Value, End of the Period ........ $   15.64     $   16.25     $   16.48     $   14.35     $   14.45         $   14.82
                                            =========     =========     =========     =========     =========         =========
Total Return (%) ..........................       8.9           6.6           4.0          (6.7)          7.3               2.6
Ratio of Operating Expenses to
 Average Net Assets (%) (b) ...............      1.00          1.00          1.00          1.15          1.31              1.40(c)
Ratio of Net Investment Income to
 Average Net Assets (%) ...................      0.76          1.99          0.89          1.22          1.64              1.60(c)
Portfolio Turnover Rate (%) ...............       123           119            59           154           105               156
Net Assets, End of the Period (000) ....... $  56,561     $  83,119     $  52,161     $   4,752     $   5,552         $   5,899

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles
& Company, L.P. became the subadviser to the Fund.
(a) Per share net investment income has been calculated using the average shares outstanding during the period.
(b) The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations described in Note 4 to  the Financial
    Statements would have been (%) ........      1.04          1.21          1.19          1.41          1.65              2.00(c)
(c)  Computed on an annualized basis.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Period Ended June 30, 1999
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks total return from long-term growth of capital and dividend income, primarily through investments in international equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years (or five years if purchased prior to May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional- size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in the exchange rate.

D. FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the schedule of investments under the caption "Forward Foreign Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually.
Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for the foreign currency component on the sale of securities for book and tax purposes.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1999 purchases and sales of securities (excluding short-term investments) were $49,885,324 and $61,701,622 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.90% of the first $200 million of the Fund's average daily net assets, 0.85% of the next $300 million and 0.80% of such assets in excess of $500 million, reduced by the payment to Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.40% of the first $200 million of the Fund's average daily net assets and 0.35% of such assets in excess of $200 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by NEFM and Loomis Sayles under the management and subadvisory agreements in effect during the six months ended June 30, 1999 are as follows:

                               FEES EARNED
                               -----------
                        NEFM           $  166,920(a)
                        Loomis Sayles     133,535(a)

(a) Before reduction due to voluntary expense limitation. See Note 4.

The effective management fee for the six months ended June 30, 1999 was 0.51% after reduction due to voluntary expense limitation.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1999, these expenses amounted to $15,796 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the six months ended June 30, 1999 the Fund paid NSC $174,844 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds, L.P. ("New England Funds"), the Fund's distributor, (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1999, the Fund paid New England Funds $53,264 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 1999 is $514,256.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1999, the Fund paid New England Funds $22,227 and $923 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1999, the Fund paid New England Funds $66,683 and $2,769 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the six months ended June 30, 1999 amounted to $59,803.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various New England Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4. EXPENSE LIMITATIONS. NEFM and Loomis Sayles have voluntarily agreed, until further notice, to waive their respective management and subadvisory fees and, if necessary, NEFM has agreed to bear certain expenses associated with the Fund, to limit the Fund's expenses to the annual rates of 2.00%, 2.75%, 2.75% and 1.40% of the average net assets of the Fund's Class A,B,C, and Y shares, respectively.

As a result of the Fund's expenses exceeding the voluntary expense limitations during the six months ended June 30, 1999, NEFM waived $71,516 of its $166,920 management fees and Loomis Sayles waived $57,212 of its $133,535 subadvisory fees.

5. CONCENTRATION OF RISK. The Fund had the following geographic concentration in excess of 10% of its total net assets at June 30, 1999: France 11.7%, Japan 22.0% and United Kingdom 13.3%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

6. CAPITAL SHARES. At June 30, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital shares. Transactions in capital shares were as follows:

                                                                 YEAR ENDED                     SIX MONTHS ENDED
                                                              DECEMBER 31,1998                    JUNE 30, 1999
                                                        ------------------------------    ------------------------------
 CLASS A                                                    SHARES          AMOUNT            SHARES          AMOUNT
 -------                                                -------------    -------------    -------------    -------------
Shares sold .........................................       8,474,110    $ 124,114,863        5,753,581    $  81,185,312
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............          95,988        1,345,238                0                0
  Distributions from net realized gain ..............          60,507          854,966                0                0
                                                        -------------    -------------    -------------    -------------
                                                            8,630,605      126,315,067        5,753,581       81,185,312
Shares repurchased ..................................      (9,416,378)    (139,099,092)      (6,107,824)     (86,567,597)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) .............................        (785,773)   $ (12,784,025)        (354,243)   $  (5,382,285)
                                                        -------------    -------------    -------------    -------------

                                                                 YEAR ENDED                     SIX MONTHS ENDED
                                                              DECEMBER 31,1998                    JUNE 30, 1999
                                                        ------------------------------    ------------------------------
 CLASS B                                                    SHARES          AMOUNT            SHARES          AMOUNT
 -------                                                -------------    -------------    -------------    -------------
Shares sold .........................................         168,917    $   2,457,017           56,656    $     785,118
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............          22,260          308,524                0                0
  Distributions from net realized gain ..............          26,508          367,396                0                0
                                                        -------------    -------------    -------------    -------------
                                                              217,685        3,132,937           56,656          785,118
Shares repurchased ..................................        (641,262)      (9,243,198)        (297,527)      (4,118,514)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) .............................        (423,577)   $  (6,110,261)        (240,871)   $  (3,333,396)
                                                        -------------    -------------    -------------    -------------

                                                                 YEAR ENDED                     SIX MONTHS ENDED
                                                              DECEMBER 31,1998                    JUNE 30, 1999
                                                        ------------------------------    ------------------------------
 CLASS C                                                    SHARES          AMOUNT            SHARES          AMOUNT
 -------                                                -------------    -------------    -------------    -------------
Shares sold .........................................          35,965    $     530,364           23,202    $     319,887
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............             977           13,569                0                0
  Distributions from net realized gain ..............           1,161           16,123                0                0
                                                        -------------    -------------    -------------    -------------
                                                               38,103          560,056           23,202          319,887
Shares repurchased ..................................         (38,140)        (551,056)         (39,837)        (551,523)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) .............................             (37)   $       9,000          (16,635)   $    (231,636)
                                                        -------------    -------------    -------------    -------------

                                                                 YEAR ENDED                     SIX MONTHS ENDED
                                                              DECEMBER 31,1998                    JUNE 30, 1999
                                                        ------------------------------    ------------------------------
 CLASS Y                                                    SHARES          AMOUNT            SHARES          AMOUNT
 -------                                                -------------    -------------    -------------    -------------
Shares sold .........................................         108,270    $   1,641,310           58,184    $     831,552
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............          15,944          226,291                0                0
  Distributions from net realized gain ..............           7,161          102,558                0                0
                                                        -------------    -------------    -------------    -------------
                                                              131,375        1,970,159           58,184          831,552
Shares repurchased ..................................         (78,325)      (1,149,277)         (44,390)        (627,823)
                                                        -------------    -------------    -------------    -------------
                                                               53,050          820,882           13,794          203,729
                                                        -------------    -------------    -------------    -------------
Increase (decrease) derived
  from capital shares transactions ..................      (1,156,337)   $ (18,064,404)        (597,955)   $  (8,743,588)
                                                        =============    =============    =============    =============

7. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended June 30, 1999.

8. SECURITY LENDING. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At June 30, 1999 the Fund loaned securities having a market value of $6,237,017 and collateralized by cash in the amount of $6,433,070 which was invested in a short-term investment.

--------------------------------------------------------------------------------
                                              GLOSSARY FOR MUTUAL FUND INVESTORS

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

MARKET CAPITALIZATION - The value of a company's issued and outstanding common stock, as priced by the market:

NUMBER OF OUTSTANDING SHARES X CURRENT MARKET PRICE OF A SHARE = MARKET CAPITALIZATION.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

                                           FIVE GOOD REASONS TO INVEST REGULARLY

1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market.

With Investment Builder, New England Funds' automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, the investor should consider his or her financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

Past performance is no guarantee of future results. Please call New England Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                             Growth and Income Fund
                      (formerly Growth Opportunities Fund)
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                             Cash Management Trust,
                               Money Market Series
                          Tax Exempt Money Market Trust

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

To learn more, and for a free prospectus, contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains
          information about distribution charges, management and other items of interest. Investors are advised to read the
                     prospectus carefully before investing.

     New England Funds, L.P., and other firms selling shares of New England
      Funds are members of the National Association of Securities Dealers,
       Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure
      Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

       Y2K Readiness Report: New England Funds has kept pace with the Y2K challenge. Mission critical systems have been tested and non-mission critical systems are scheduled for completion by September 30, 1999.
       Y2K is a top priority at New England Funds. For more information on our Y2K readiness, please visit our Web site at www.mutualfunds.com.

    This material represents Year 2000 Readiness Disclosure pursuant to the Year 2000 Information and Readiness Disclosure Act.

                                                              ------------------
         [LOGO](R)                                                BULK RATE
   NEW ENGLAND FUNDS(R)                                          U.S. POSTAGE
Where The Best Minds Meet(R)                                         PAID
                                                                 BROCKTON, MA
                                                                PERMIT NO. 770
                                                              ------------------


  ---------------------
   399 Boylston Street

  Boston, Massachusetts

           02116
  ---------------------

      IE58-0699

[Recycle Logo] Printed on Recycled Paper